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Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY
UNDER THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE
ELIGIBILITY OF A TRUSTEE PURSUANT TO
SECTION 305(b)(2) ☐

THE BANK OF NEW YORK
(Exact name of trustee as specified in its charter)

New York	13-5160382
(State of incorporation if not a U.S. national bank)	(I.R.S. employer identification no.)
One Wall Street, New York, N.Y.	10286
(Address of principal executive offices)	(Zip code)

CHC Helicopter Corporation
(Exact name of obligor as specified in its charter)

Canada	98-0132572
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Hangar 1, St. Johns Airport, PO Box 5188 St. Johns, Newfoundland & Labrador, Canada	A1C 5V5
(Address of principal executive offices)	(Zip code)

CHC Helicopter Holdings Limited
(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Hangar #1, St. John's (Torbay) Airport, P.O. Box 5188, St. John's, Newfoundland, A1C 5V5, Canada
(Address of principal executive offices)	(Zip code)

CHC Helicopters International Inc.
(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Hangar #1, St. John's (Torbay) Airport, P.O. Box 5188, St. John's, Newfoundland, A1C 5V5, Canada
(Address of principal executive offices)	(Zip code)

Viking Helicopters Limited
(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
1215 Montee Pilon, Les Cedres, Quebec, J7T 1G1, Canada
(Address of principal executive offices)	(Zip code)

Canadian Helicopters (U.K.) Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Buchan Road, Aberdeen Airport, Dyce, Aberdeen AB21 7BZ, Scotland
(Address of principal executive offices)	(Zip code)

CHC Scotia Limited
(Exact name of obligor as specified in its charter)

England	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
North Denes Airfield, Caister Road, Great Yarmouth, NR30 5TF, England
(Address of principal executive offices)	(Zip code)

Brintel Holdings Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Buchan Road, Aberdeen Airport, Dyce, Aberdeen AB21 7BZ, Scotland
(Address of principal executive offices)	(Zip code)

Brintel Helicopters Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CHC House, Howe Moss Drive, Kirkhill Industrial Estate, Dyce, Aberdeen AB21 0GL, Scotland
(Address of principal executive offices)	(Zip code)

Flight Handling Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CHC House, Howe Moss Drive, Kirkhill Industrial Estate, Dyce, Aberdeen AB21 0GL, Scotland
(Address of principal executive offices)	(Zip code)

Bond Helicopter Services Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CHC House, Howe Moss Drive, Kirkhill Industrial Estate, Dyce, Aberdeen AB21 0GL, Scotland
(Address of principal executive offices)	(Zip code)

North Denes Aerodrome Limited
(Exact name of obligor as specified in its charter)

England	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
North Denes Airfield, Caister Road, Great Yarmouth, NR30 5TF, England
(Address of principal executive offices)	(Zip code)

Court Air (Proprietary) Ltd.
(Exact name of obligor as specified in its charter)

Republic of South Africa	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CT International Airport, Cape Town, South Africa
(Address of principal executive offices)	(Zip code)

Court Helicopter Services (Proprietary) Ltd.
(Exact name of obligor as specified in its charter)

Republic of South Africa	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CT International Airport, Cape Town, South Africa
(Address of principal executive offices)	(Zip code)

Court Flight Safety (Proprietary) Ltd.
(Exact name of obligor as specified in its charter)

Republic of South Africa	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CT International Airport, Cape Town, South Africa
(Address of principal executive offices)	(Zip code)

CHC Helicopters (Africa) (Proprietary) Ltd.
(Exact name of obligor as specified in its charter)

Republic of South Africa	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CT International Airport, Cape Town, South Africa
(Address of principal executive offices)	(Zip code)

Lloyd Helicopter Services Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
CHC House, Howe Moss Drive, Kirkhill Industrial Estate, Dyce, Aberdeen AB21 0GL, Scotland
(Address of principal executive offices)	(Zip code)

Management Aviation Limited
(Exact name of obligor as specified in its charter)

England	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
North Denes Airfield, Caister Road, Great Yarmouth, NR30 5TF, England
(Address of principal executive offices)	(Zip code)

Lloyd Helicopter Services Pty. Ltd.
(Exact name of obligor as specified in its charter)

Australia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
45 Greenhill Road, Wayville, South Australia, 5034, Australia
(Address of principal executive offices)	(Zip code)

Lloyd Helicopters Pty. Ltd.
(Exact name of obligor as specified in its charter)

Australia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
45 Greenhill Road, Wayville, South Australia, 5034, Australia
(Address of principal executive offices)	(Zip code)

Lloyd Offshore Helicopters Pty. Ltd.
(Exact name of obligor as specified in its charter)

Australia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
45 Greenhill Road, Wayville, South Australia, 5034, Australia
(Address of principal executive offices)	(Zip code)

Lloyd Bass Strait Helicopters Pty. Ltd.
(Exact name of obligor as specified in its charter)

Australia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
45 Greenhill Road, Wayville, South Australia, 5034, Australia
(Address of principal executive offices)	(Zip code)

Lloyd Helicopters International Pty. Ltd.
(Exact name of obligor as specified in its charter)

Australia	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
45 Greenhill Road, Wayville, South Australia, 5034, Australia
(Address of principal executive offices)	(Zip code)

CHC Helicopters (Barbados) Limited
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Jalabash House, 12 Highgate Park, St. Michael, Barbados, W.I.
(Address of principal executive offices)	(Zip code)

CHC Capital (Barbados) Limited
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Jalabash House, 12 Highgate Park, St. Michael, Barbados, W.I.
(Address of principal executive offices)	(Zip code)

CHC Leasing (Barbados) Limited
(Exact name of obligor as specified in its charter)

Barbados	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Jalabash House, 12 Highgate Park, St. Michael, Barbados, W.I.
(Address of principal executive offices)	(Zip code)

CHC Ireland Limited
(Exact name of obligor as specified in its charter)

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Cork Airport, County Cork, Ireland
(Address of principal executive offices)	(Zip code)

CHC Sweden AB
(Exact name of obligor as specified in its charter)

Sweden	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
c/o Archibald Advokatbyra KB, Tulegatan 19, SE-103 63, Stockholm, Sweden
(Address of principal executive offices)	(Zip code)

CHC Netherlands BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Rokin 55, 1012 KK Amsterdam, The Netherlands
(Address of principal executive offices)	(Zip code)

Schreiner Luchtvaart Groep BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Diamantlaan 1, 2132 WV Hoofddorp, The Netherlands
(Address of principal executive offices)	(Zip code)

Capital Aviation Services BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Diamantlaan 1, 2132 WV Hoofddorp, The Netherlands
(Address of principal executive offices)	(Zip code)

Handelmaatschaapij Schreiner & Co. BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Diamantlaan 1, 2132 WV Hoofddorp, The Netherlands
(Address of principal executive offices)	(Zip code)

Luchtvaartmaatschappij Schreiner Airways BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Diamantlaan 1, 2132 WV Hoofddorp, The Netherlands
(Address of principal executive offices)	(Zip code)

Schreiner Aircraft Maintenance BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Horsterweg 19, 6199 AC Maastricht-Airport, The Netherlands
(Address of principal executive offices)	(Zip code)

Schreiner Northsea Helicopters BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Luchthavenweg 10, 1786 PP Den Helder, The Netherlands
(Address of principal executive offices)	(Zip code)

Schreiner Northsea Helicopters CV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Luchthavenweg 18, 1786 PP Den Helder, The Netherlands
(Address of principal executive offices)	(Zip code)

Schreiner Canada Ltd.
(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
3-1734 Brier Park Road, NW Medicine Hat, Alberta T1C 1V5 Canada
(Address of principal executive offices)	(Zip code)

Schreiner Onroerend Goed BV
(Exact name of obligor as specified in its charter)

The Netherlands	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Diamantlaan 1, 2132 WV Hoofddorp, The Netherlands
(Address of principal executive offices)	(Zip code)

Aviation Personnel Recruitment and Management (APRAM) Limited
(Exact name of obligor as specified in its charter)

Republic of Cyprus	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
1 Lampousas Str., 1095 Nicosia, Republic of Cyprus
(Address of principal executive offices)	(Zip code)

Schreiner Tchad SA
(Exact name of obligor as specified in its charter)

Republic of Chad	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Rue de Bordeaux, BP 5589, N'Djaména, République du Tchad
(Address of principal executive offices)	(Zip code)

4083423 Canada Inc.
(Exact name of obligor as specified in its charter)

Canada	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Hangar #1, St. John's (Torbay) Airport, P.O. Box 5188, St. John's, Newfoundland, A1C 5V5, Canada
(Address of principal executive offices)	(Zip code)

Whirly Bird Services Limited
(Exact name of obligor as specified in its charter)

Scotland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
Hangar #1, St. John's (Torbay) Airport, P.O. Box 5188, St. John's, Newfoundland, A1C 5V5, Canada
(Address of principal executive offices)	(Zip code)

CHC Helicopters (Mauritius) Ltd.
(Exact name of obligor as specified in its charter)

Republic of Mauritius	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)
10 Frere Felix de Valoise Street, Port Louise, Mauritius
(Address of principal executive offices)	(Zip code)

7 3/8% Senior Subordinated Notes due 2014
(Title of the indenture securities)

1.     General information. Furnish the following information as to the Trustee:

  (a)
  Name and address of each examining or supervising authority to which it is subject.

Name	Address
Superintendent of Banks of the State of New York	2 Rector Street, New York, N.Y. 10006, and Albany, N.Y. 12203
Federal Reserve Bank of New York	33 Liberty Plaza, New York, N.Y. 10045
Federal Deposit Insurance Corporation	Washington, D.C. 20429
New York Clearing House Association	New York, New York 10005
  (b)
  Whether it is authorized to exercise corporate trust powers.

        Yes.

2.     Affiliations with Obligor.

  If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.   List of Exhibits.

  Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

  1.
  A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

  4.
  A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

  6.
  The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

  7.
  A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

2

SIGNATURE

        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 25th day of June, 2004.

THE BANK OF NEW YORK
By:	/s/ VAN K. BROWN Name: VAN K. BROWN Title: VICE PRESIDENT

3

Exhibit 7

Consolidated Report of Condition of

THE BANK OF NEW YORK

of One Wall Street, New York, N.Y. 10286
And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business March 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

Dollar Amounts In Thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	$2,589,012
Interest-bearing balances	8,872,373
Securities:
Held-to-maturity securities	1,382,393
Available-for-sale securities	21,582,893
Federal funds sold and securities purchased under agreements to resell
Federal funds sold in domestic offices	792,900
Securities purchased under agreements to resell	932,155
Loans and lease financing receivables:
Loans and leases held for sale	555,415
Loans and leases, net of unearned income	36,884,850
LESS: Allowance for loan and lease losses	628,457
Loans and leases, net of unearned income and allowance	36,256,393
Trading Assets	3,654,160
Premises and fixed assets (including capitalized leases)	929,969
Other real estate owned	319
Investments in unconsolidated subsidiaries and associated companies	247,156
Customers' liability to this bank on acceptances outstanding	215,581
Intangible assets
Goodwill	2,687,623
Other intangible assets	752,283
Other assets	7,905,137

Total assets	$89,355,762

LIABILITIES
Deposits:
In domestic offices	$33,940,195
Noninterest-bearing	13,973,047
Interest-bearing	19,967,148
In foreign offices, Edge and Agreement subsidiaries, and IBFs	22,717,175
Noninterest-bearing	447,242
Interest-bearing	22,269,933
Federal funds purchased and securities sold under agreements to repurchase
Federal funds purchased in domestic offices	442,904
Securities sold under agreements to repurchase	671,802
Trading liabilities	2,452,604
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	10,779,148
Bank's liability on acceptances executed and outstanding	217,705
Subordinated notes and debentures	2,390,000
Other liabilities	7,230,967

Total liabilities	$80,842,500

Minority interest in consolidated subsidiaries	141,523
EQUITY CAPITAL
Perpetual preferred stock and related surplus	0
Common stock	1,135,284
Surplus	2,080,657
Retained earnings	5,021,014
Accumulated other comprehensive income	134,784
Other equity capital components	0

Total equity capital	8,371,739

Total liabilities minority interest and equity capital	$89,355,762

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

Thomas J. Mastro, Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi Gerald L. Hassell Alan R. Griffith	Directors

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  Exhibit 25.1